UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 9, 2026

Date of Report (Date of earliest event reported)

BALL CORPORATION
(Exact name of Registrant as specified in its charter)

Indiana	001-07349	35-0160610
(State of	(Commission	(IRS Employer
Incorporation)	File No.)	Identification No.)

9200 W. 108th Circle, P.O. Box 5000, Westminster, CO 80021-2510

(Address of principal executive offices, including ZIP Code)

(303) 469-3131

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:	☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	BALL	NYSE

Ball Corporation

Current Report on Form 8-K

Dated September 9, 2026

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 8, 2026, the Board of Directors of Ball Corporation elected Darlene Nicosia and Sherry Buck to serve as directors of the Company beginning on September 21, 2026. Nicosia is expected to be appointed to serve on the Finance and Nominating/Corporate Governance Committees and Buck is expected to be appointed to serve on the Finance and Audit Committees.

Nicosia is the Chief Executive Officer of Maker’s Pride, a position she has held since 2022. Prior to Maker’s Pride, Nicosia held various leadership positions at the Coca-Cola Company from 1993 to 2022, including her roles as President, Canada from 2019 to 2021 and President, Canada and Northeast United Stated from 2021 to 2022. Nicosia also served as a member of the Board of Directors of Foot Locker, Inc. from 2020 to 2025.

Buck was the Chief Financial Officer of W.L. Gore & Associates, Inc. from 2021 until her retirement in December 2025. Prior to W.L. Gore & Associates, Inc., she was the Chief Financial Officer of the Waters Corporation from 2017 to 2021; Chief Financial Officer of Libbey, Inc. from 2012 to 2017; and Chief Financial Officer of the Whirlpool Corporation from 2010 to 2012. Ms. Buck has also served on the Board of Directors of Lennox International, Inc. since 2019.

There are no arrangements or understandings between any person and either Nicosia or Buck pursuant to which either of them was elected to the Board of Directors. There is no family relationship between any member of the Board of Directors or any executive officer of the Company and either of Nicosia or Buck, and there are no transactions between the Company and Nicosia or Buck that require disclosure under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

Also on September 9, 2026, the Company issued a press release announcing the election of Nicosia and Buck. A copy of the press release is furnished hereto as Exhibit 99.1. In accordance with General Instruction B.2. of Current Report on Form 8-K, this press release is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information or Exhibit be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

Exhibits.

The following are furnished as exhibits to this report:

Exhibit 99.1	Ball Corporation Press Release dated September 9, 2026
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Ball Corporation

Form 8-K

September 9, 2026

EXHIBIT INDEX

Description	Exhibit

Ball Corporation Press Release dated September 9, 2026	99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALL CORPORATION
(Registrant)

By:	/s/ Hannah S. Lim-Johnson
Hannah S. Lim-Johnson
Title: Senior Vice President and Chief Legal Officer

Date: September 9, 2026